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                                                                   Exhibit 10.36


                          FIFTH MODIFICATION AGREEMENT


         BY THIS FIFTH MODIFICATION AGREEMENT (the "Agreement"), made and entered into as of the 29th day of September, 1999, BANK ONE, ARIZONA, NA, a national banking association, as administrative agent for the Banks (as hereinafter defined) (the "Administrative Agent"), and SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower"), in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby confirm and agree as follows:

                                    RECITALS:

         A. Borrower, the Administrative Agent, the Issuing Bank and the "Banks" named therein entered into that Senior Credit Agreement dated November 6, 1998 to provide financial accommodations to the Borrower as provided therein (as modified from time to time, including without limitation by that Modification Agreement dated as of February 12, 1999, that Second Modification Agreement dated as of April 28, 1999, that Third Modification Agreement dated as of June 23, 1999 and that Fourth Modification Agreement dated July 29, 1999, the "Senior Credit Agreement").

         B. Borrower and the Administrative Agent, with the consent of the Banks and the Issuing Bank, desire to modify the Senior Credit Agreement as set forth herein.

         C. All undefined capitalized terms used herein shall have the meaning given them in the Senior Credit Agreement.

                                   AGREEMENT:

SECTION 1.  ACCURACY OF RECITALS.

         Borrower acknowledges the accuracy of the Recitals.

SECTION 2.  MODIFICATIONS OF LOAN DOCUMENTS; OTHER AGREEMENTS.

         2.1 The following definition in Section 1.1 of the Senior Credit Agreement is hereby amended to read as follows:

                  "RLC Adjustment Date" means the earliest of (i) October 31, 1999, (ii) the Discontinued Operations Sale Date, or (iii) the date on which the aggregate outstanding principal balance of the RLC is reduced to a balance below
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         $20,000,000.00 by Borrower from funds obtained by it from a junior capital source after the date of the Second Modification Agreement between the Borrower and the Administrative Agent.

         2.2 Section 7.19 of the Senior Credit Agreement is hereby amended to read as follows:

                  7.19 Discontinued Operations.

                           (a) Upon its sale of the Discontinued Operations, the
                  Company shall apply the net proceeds from such sale to the repayment of the Loans, first to the extent applicable the RLC, second to the extent applicable the Term B Loan and third to the extent applicable the Term A Loan.

                           (b) The Discontinued Operations shall be sold by the
                  Company no later than October 31, 1999. The terms of the sale shall be approved by the Banks in writing. Any note and/or other instrument delivered to the Company by the purchaser evidencing any purchase carryback obligations to the Company in connection with such sale shall be in a form that is assignable to the Banks and, within two weeks after its execution by the purchaser, shall be delivered to the Administrative Agent with an assignment thereof acceptable to the Bank, pledging it to the Banks to secure the Borrower's Obligation hereunder.

                           (c) Unless the Banks otherwise agree in writing, the
                  Company shall not invest, directly or indirectly, more than an $1,500,000.00 in cash in the Discontinued Operations during the 1999 fiscal year.

         2.3 Notwithstanding that the RLC Commitment was to be reduced to Twenty Million And No/100 Dollars ($20,000,000.00), on or before August 31, 1999, Administrative Agent, with the consent of the Banks and the Issuing Bank, agreed to make RLC Advances, and Borrower hereby acknowledges that it has received RLC Advances, in the following amounts: Five Hundred Thousand And No/100 Dollars ($500,000.00) on September 3, 1999, One Hundred Thousand And No/100 Dollars ($100,000.00) on September 17, 1999, and One Hundred Thousand And No/100 Dollars ($100,000.00) on September 24, 1999.

         2.4 Each of the Loan Documents is modified to provide that it shall be a default or an event of default thereunder if Borrower shall fail to comply with any of the covenants of Borrower herein or if any representation or warranty by Borrower herein or by any guarantor in any related Consent and Agreement of Guarantors is materially incomplete, incorrect, or misleading as of the date hereof.


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         2.5 Each reference in the Credit Documents to any of the Credit
Documents is hereby amended to be a reference to such document as modified herein.

SECTION 3.  RATIFICATION OF CREDIT DOCUMENTS AND COLLATERAL.

         The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loans and the obligations of Borrower in the Credit Documents.

SECTION 4.  BORROWER REPRESENTATIONS AND WARRANTIES.

         Company and each Co-Borrower to the extent applicable represents and warrants to the Banks:

         4.1 No default or event of default under any of the Credit Documents as modified herein, nor any event, that, with the giving of notice or the passage of time or both, would be a default or an event of default under the Credit Documents as modified herein has occurred and is continuing.

         4.2 There has been no material adverse change in the financial condition of Borrower or any other person whose financial statement has been delivered to the Banks in connection with the Loans from the most recent financial statement received by the Banks.

         4.3 Each and all representations and warranties of Borrower in the Credit Documents are accurate on the date hereof.

         4.4 Borrower has no claims, counterclaims, defenses, or set-offs with respect to the Loans or the Credit Documents as modified herein.

         4.5 The Credit Documents as modified herein are the legal, valid, and binding obligation of Borrower, enforceable against Borrower in accordance with their terms.

         4.6 Borrower is validly existing under the laws of the State of its formation or organization and has the requisite power and authority to execute and deliver this Agreement and to perform the Credit Documents as modified herein. The execution and delivery of this Agreement and the performance of the Credit Documents as modified herein have been duly authorized by all requisite action by or on behalf of Borrower. This Agreement has been duly executed and delivered on behalf of Borrower.


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SECTION 5.  BORROWER COVENANTS.

         Borrower covenants with the Banks:

         5.1 Borrower shall execute, deliver, and provide to the Administrative Agent such additional agreements, documents, and instruments as reasonably required by the Banks to effectuate the intent of this Agreement.

         5.2 Borrower fully, finally, and absolutely and forever releases and discharges the Administrative Agent and the Banks and their present and former directors, shareholders, officers, employees, agents, representatives, successors and assigns, and their separate and respective heirs, personal representatives, successors and assigns, from any and all actions, causes of action, claims, debts, damages, demands, liabilities, obligations, and suits, of whatever kind or nature, in law or equity of Borrower, whether now known or unknown to Borrower, and whether contingent or matured, (i) in respect of the Loans, the Credit Documents, or the actions or omissions of the Administrative Agent or the Banks in respect of the Loans or the Credit Documents and (ii) arising from events occurring prior to the date of this Agreement.

SECTION 6.        CONDITIONS PRECEDENT.

         The agreements of the Banks and the Administrative Agent and the modifications contained herein shall not be binding upon the Banks until the Banks have executed and delivered this Agreement and the Administrative Agent has received, at Borrower's expense, all of the following, all of which shall be in form and content satisfactory to the Administrative Agent and shall be subject to approval by the Administrative Agent:

         6.1 An original of this Agreement fully executed by the Borrower and all Guarantors;

         6.2 Such resolutions or authorizations and such other documents as the Administrative Agent may require relating to the existence and good standing of each Borrower and Guarantor the authority of any person executing this Agreement or other documents on behalf of each Borrower and Guarantor; and

         6.3 Payment of all the internal and external costs and expenses incurred by the Administrative Agent and the Banks in connection with this Agreement (including, without limitation, inside and outside attorneys, appraisal, appraisal review, processing, title, filing, and recording costs, expenses, and fees).


                                      -4-
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SECTION 7. INTEGRATION, ENTIRE AGREEMENT, CHANGE, DISCHARGE, TERMINATION, OR
           WAIVER.

         The Credit Documents as modified herein contain the complete understanding and agreement of Borrower and the Banks in respect of the Loans and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations. No provision of the Credit Documents as modified herein may be changed, discharged, supplemented, terminated, or waived except in a writing signed by the parties thereto.

SECTION 8.  BINDING EFFECT.

         The Credit Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and the Banks and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its right or delegate any of its obligation under the Credit Documents and any purported assignment or delegation shall be void.

SECTION 9.  CHOICE OF LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflicts of law principles.

SECTION 10.  COUNTERPART EXECUTION.

         This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document.

         DATED as of the date first above stated.

                                  SIMULA, INC., an Arizona corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Treasurer

                                  COMPANY


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                                  SIMULA SAFETY SYSTEMS, INC., formerly
                                  known as Simula Government Products, Inc., an Arizona corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer


                                  SIMULA AUTOMOTIVE SAFETY DEVICES,
                                  INC., an Arizona corporation, a/k/a ASD-Simula



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Treasurer


                                  SIMULA TRANSPORTATION EQUIPMENT
                                  CORPORATION, an Arizona corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer


                                  AIRLINE INTERIORS, INC., an Arizona
                                  corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer

                                  ARTCRAFT INDUSTRIES CORP., an Arizona
                                  corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer


                                  COACH AND CAR EQUIPMENT
                                  CORPORATION, an Arizona corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer


                                  VIATECH, INC., a Delaware corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer


                                  SIMULA TECHNOLOGIES, INC., an Arizona
                                  corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Treasurer

                                  SIMULA AUTOMOTIVE SAFETY DEVICES
                                  LIMITED, a company organized under the laws of the United Kingdom



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer


                                  INTERNATIONAL CENTER FOR SAFETY
                                  EDUCATION, INC., an Arizona corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Treasurer


                                  INTAERO, LTD., an Arizona corporation



                                  By:  /s/ Donald Townsend
                                       ----------------------------------------
                                  Name:    Donald Townsend
                                  Its:     Assistant Treasurer

                                  CO-BORROWERS


                                  BANK ONE, ARIZONA, NA, a national banking association



                                  By:  /s/ Steve Reinhardt
                                       ----------------------------------------
                                  Name:    Steve Reinhardt
                                  Title:   Vice President

                                  ADMINISTRATIVE AGENT

                       CONSENT AND AGREEMENT OF GUARANTORS


         With respect to the Fourth Modification Agreement, dated September 29, 1999 ("Agreement"), between SIMULA, INC., an Arizona corporation (the "Company"), all present and future Subsidiaries of the Company (with the Company, the "Borrower") and BANK ONE, ARIZONA, NA, a national banking association as administrative agent for the Banks (as defined in the Agreement) ("Administrative Agent"), the undersigned (individually and, if more than one, collectively "Guarantor") agrees for the benefit of the Banks as follows:

1. Guarantor acknowledges (i) receiving a copy of and reading the Agreement,
(ii) the accuracy of the Recitals in the Agreement, and (iii) the effectiveness of (A) the Continuing Guarantees as modified herein, and (B) any other agreements, documents, or instruments securing or otherwise relating to the Continuing Guarantees, (including, without limitation, any arbitration resolution and any environmental certification and indemnity agreement previously executed and delivered by the undersigned), as modified herein. The Continuing Guarantees and such other agreements, documents, and instruments, as modified herein, are referred to individually and collectively as the "Guarantor Documents."

2. Guarantor consents to the modification of the Credit Documents and all other matters in the Agreement.

3. Guarantor fully, finally, and forever releases and discharges the Banks and the Administrative Agent and their successors, assigns, directors, officers, employees, agents, and representatives from any and all actions, causes of action, claims, debts, demands, liabilities, obligations, and suits of whatever kind or nature, in law or equity, that Guarantor has or in the future may have, whether known or unknown, (i) in respect of the Loans, the Credit Documents, the Guarantor Documents, or the actions or omissions of the Banks and the Administrative Agent in respect of the Loans, the Credit Documents, or the Guarantor Documents and (ii) arising from events occurring prior to the date hereof.

4. Guarantor agrees that all references, if any, to the Notes, the Senior Credit Agreement, the Security Documents, and the Credit Documents in the Guarantor Documents shall be deemed to refer to such agreements, documents, and instruments as modified by the Agreement.

5. Guarantor reaffirms the Guarantor Documents and agrees that the Guarantor Documents continue in full force and effect and remain unchanged, except as specifically modified by this Consent and Agreement of Guarantors. Any property or rights to or interests in property granted as security in the Guarantor Documents shall remain as security for the Continuing Guarantees and the obligations of Guarantor in the Continuing Guarantees.

6. Guarantor agrees that the Credit Documents, as modified by the Agreement, and the Guarantor Documents, as modified by this Consent and Agreement of Guarantors, are the legal,

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valid, and binding obligations of Borrower and the undersigned, respectively, enforceable in accordance with their terms against Borrower and the undersigned, respectively.

7. Guarantor agrees that Guarantor has no claims, counterclaims, defenses, or offsets with respect to the enforcement against Guarantor of the Guarantor Documents.

8. Guarantor represents and warrants that there has been no material adverse change in the financial condition of any Guarantor from the most recent financial statement received by Lender.

9. Guarantor agrees that this Consent and Agreement of Guarantors may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature and acknowledgement pages may be detached from the counterparts and attached to a single copy of this Consent and Agreement of Guarantors to physically form one document.

         DATED as of the date of the Agreement.

                              SIMULA SAFETY SYSTEMS, INC., formerly
                              known as Simula Government Products, Inc., an Arizona corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer


                              SIMULA AUTOMOTIVE SAFETY DEVICES,
                              INC., an Arizona corporation, a/k/a ASD-Simula



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Treasurer


                              SIMULA TRANSPORTATION EQUIPMENT
                              CORPORATION, an Arizona corporation

                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer


                              AIRLINE INTERIORS, INC., an Arizona
                              corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer


                              ARTCRAFT INDUSTRIES CORP., an Arizona
                              corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer


                             COACH AND CAR EQUIPMENT
                             CORPORATION, an Arizona corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer


                              VIATECH, INC., a Delaware corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer

                              SIMULA TECHNOLOGIES, INC., an Arizona
                              corporation



                              By: /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Treasurer


                              SIMULA AUTOMOTIVE SAFETY DEVICES
                              LIMITED, a company organized under the laws of the United Kingdom



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer


                              INTERNATIONAL CENTER FOR SAFETY
                              EDUCATION, INC., an Arizona corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Treasurer


                              INTAERO, LTD., an Arizona corporation



                              By:   /s/ Donald Townsend
                                 -----------------------------------------------
                              Name: Donald Townsend
                              Its:      Assistant Treasurer

                                    GUARANTOR

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         CONSENT OF THE BANKS


Re:      Simula, Inc. and its Subsidiaries

The undersigned:

(a) is a Bank named in that Senior Credit Agreement dated November 6, 1998 between Simula, Inc. and its Subsidiaries (the "Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), the Issuing Bank, and the Banks; and

(b) consents to that Fifth Modification Agreement dated September 29, 1999 entered into between the Borrower and the Administrative Agent.

                                       BANK ONE, ARIZONA, NA, a national banking association



                                       By:      /s/ Steve Reinhardt
                                          --------------------------------------
                                       Name:    Steve Reinhardt
                                       Its:     Vice President

                                                "Issuing Bank" and "Bank"

                              CONSENT OF THE BANKS


Re:      Simula, Inc. and its Subsidiaries

The undersigned:

         (a) is a Bank named in that Senior Credit Agreement dated November 6, 1998 between Simula, Inc. and its Subsidiaries (the "Borrower"), Bank One, Arizona, NA, a national banking association, as administrative agent for the Banks (the "Administrative Agent"), the Issuing Bank, and the Banks; and

         (b) consents to that Fifth Modification Agreement dated September 29, 1999 entered into between the Borrower and the Administrative Agent.

                                     IMPERIAL BANK, California
                                     banking corporation,
                                     successor by merger to
                                     IMPERIAL BANK ARIZONA, an
                                     Arizona banking corporation



                                     By:      /s/ Kevin Halloran
                                        ----------------------------------------
                                     Name:    Kevin Halloran
                                     Its:     Senior Vice President


                                     "Bank"